Details of Selected Balance Sheet Accounts - Accrued Expenses (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Summary of accrued expenses
Accrued multi-client data library acquisition costs	$ 1,600	$ 6,458
Compensation, including compensation-related taxes and commissions	19,126	33,386
Deferred income tax liability	0	5,900
Income tax payable	0	8,865
Other	13,561	10,655
Total accrued expenses	$ 34,287	$ 65,264